Neuberger Berman Alternative Funds®
Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class, Class E and Class R6 (the “Fund”)

Supplement to the Summary Prospectuses and Prospectuses, each dated February 28, 2023, and Statement of Additional Information, dated February 28, 2023, as amended and restated March 3, 2023, as may be further amended

This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”).  These changes were proposed by Neuberger Berman Investment Advisers LLC (“NBIA”) and approved by the Board of Trustees (the “Board”) of Neuberger Berman Alternative Funds as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NBIA at (877) 628-2583.

As disclosed in the Fund’s Prospectus, NBIA and the Fund have obtained an exemptive order from the Securities and Exchange Commission that permits NBIA to engage additional unaffiliated subadvisers and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board, without obtaining shareholder approval.  Effective immediately NBIA has engaged Crabel Capital Management, LLC (“Crabel”) as a new subadviser for the Fund. Crabel will employ a managed futures strategy for the Fund.

Effective immediately, the Summary Prospectuses and Prospectuses, as applicable, of the Fund are revised as follows:

(1)   Changes to Principal Investment Strategies: The first four paragraphs under the Managed Futures heading in the section entitled “Principal Investment Strategies” are hereby deleted in their entirety and replaced with the following:

This strategy employs a range of quantitative algorithms that seek to identify long and short investment opportunities based on directional trends in the global financial markets, as well as alternative risk premia. Alternative risk premia are strategies that seek to extract returns systematically from risk factors that have historically delivered returns independent of market movements. Subadvisers utilizing this strategy will employ a wide variety of instruments, including derivatives, to invest across multiple asset classes.
Specifically, one subadviser will primarily invest in futures and forward contracts on securities, indices and other assets, such as currencies and commodities. Additionally, the subadviser may invest directly in equity securities of companies across all market capitalizations, ETFs and debt securities issued by governments and corporations. In addition to futures and forwards, the subadviser may also use the following derivative instruments: (i) swaps, including total return swaps on securities, indices and other assets, including commodities, and interest rate swaps; and (ii) options on securities and indices.
Another sub-adviser utilizes systematic, automated trading to seek to capture long-term trend following returns utilizing long and short positions in global (including emerging markets) futures contracts, including bond, currency, commodity, equity, index, and interest rate futures , and foreign exchange instruments, including forward foreign currency contracts. This subadviser seeks to identify trends in the market (i.e. the catalysts for price movements up or down) in an attempt to deliver a more competitive risk-adjusted return than the broader trend following industry.  This subadviser also seeks to mitigate downside risk by dynamically sizing trades relative to market volatility and actively employing the use of stop orders.
The managed futures investment strategy seeks to gain exposure to the commodity markets primarily by investing in futures contracts on individual commodities and other commodity-linked derivative instruments. Although the Fund may make these investments in commodity-linked derivative instruments directly, the Fund expects to gain exposure to these investments primarily by investing in a wholly-owned subsidiary of the Fund formed in the Cayman Islands (“Subsidiary”). The Subsidiary is managed by the

Manager and one or more sub-advisers and has the same investment goal as the Fund. The Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary also may invest in equity and fixed income securities, ETFs, cash or cash equivalent instruments, or money market mutual funds, some of which may serve as collateral for the Subsidiary’s derivative instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary at the end of any quarter of its taxable year.
(2)   Changes to Investment Strategies: The table in the section entitled “Investment Strategies” is hereby deleted in its entirety and replaced with the following:

Manager/Subadviser	Investment Strategy
BH-DG Systematic Trading LLP	Managed Futures and Global Macro
Crabel Capital Management, LLC	Managed Futures
GAMCO Asset Management Inc.	Merger Arbitrage
Neuberger Berman Investment Advisers LLC	Insurance Linked
P/E Global, LLC	Global Macro
Portland Hill Asset Management Limited	European Event Driven and Equity Long/Short

(3)   Principal Investment Risks: The paragraphs under the heading “Quantitative Investing and Other Model Risk” in the section entitled “Principal Investment Risks” are hereby deleted in their entirety and replaced with the following:

Quantitative Investing and Other Model Risk. Managed futures and global macro investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. In the event that any such license or sub-license is wholly or partially revoked, the ability to continue to implement the relevant investment strategies may be restricted and the Fund may be adversely affected as a result. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s and/or the Subsidiary’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models rely on data inputs and such data may be incorrect or incomplete making the model unreliable. Models may not be reliable or produce unexpected results during times of market volatility or if unusual or disruptive events cause market moves, the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result. Quantitative investment strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources. Such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it would not be possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.

(4)   Crabel is added to the list of subadvisers in the first paragraph of the section entitled “Subadvisers” and the following is added to that same section as a new paragraph:

Crabel Capital Management, LLC (“Crabel”), located at 1999 Avenue of the Stars, Suite 2550, Los Angeles, CA 90067, manages assets allocated to the managed futures strategy.  Crabel serves as a trading advisor to the Fund. Crabel is a registered investment adviser and is registered under the Commodity Exchange Act as a “commodity trading advisor.” As of November 30, 2023 Crabel managed approximately $6.25 billion in total assets.

(5)   The paragraphs under the heading “Quantitative Investing and Other Model Risk” in the “Additional Information about Principal Investment Risks” section of each of the Class A, Class C, Institutional Class, Class E and Class R6 Prospectuses are hereby deleted in their entirety and replaced with the following:

Quantitative Investing and Other Model Risk. The Fund’s managed futures and global macro investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. In the event that any such license or sub-license is wholly or partially revoked, the ability to continue to implement the relevant investment strategies may be restricted and the Fund may be adversely affected as a result. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.

Each component of the investment process has elements that present the possibility of human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of a subadviser.

To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets and such algorithms and models may not perform as expected. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models rely on data inputs and such data may be incorrect or incomplete making the model unreliable. Models may not be reliable or produce unexpected results during times of market volatility or if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.

Quantitative investment strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources. Such errors may be extremely hard to detect and may be beyond the control of the Fund. In some cases, an error can go undetected for a long period of time. In many cases it would not be possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.

Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors. The subadvisers receive volumes of data from vendors, some of whom aggregate data from a variety of third party sources. Those data sources and the analytics generated by such data are continuously being updated and corrected. It is always possible and often likely that there is some amount of data that is not perfectly correct, thus resulting in a data error.
The date of this supplement is December 26, 2023.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

Shareholder Services: 800.877.9700 Institutional Services: 800.366.6264 Web site: www.nb.com